Exhibit 10.28

CONFIDENTIAL TREATMENT

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

Amendment
No.1
To
Core Network Contract
GINC-C-08-0400

Core Network Program Timeline Changes,
Additional Core Network Deliverables
(Lawful Intercept and SBG Node),
Additional Features (SigComp, ESL and
HPA) and Support of Hughes Network
Systems, LLC Testing

This Amendment No. 1 to Contract Number # GINC-C-08-0400 (the “Contract” or the “Core Network Contract”) effective as of December 1, 2008 (Amendment No. 1 Effective Date”) is entered into by and between Ericsson Federal Inc., a Delaware corporation (“Ericsson”) with a place of business at 1895 Preston White Dr., Suite 300, Reston, VA 20191 and Globalstar, Inc., a Delaware corporation (“Globalstar”) with its principal place of business at 461 South Milpitas Boulevard, Milpitas, California 95035 (each a “party” and collectively the “parties”).

WHEREAS, the parties entered into the Contract for delivery of Products and Services with respect to Globalstar’s Second Generation Gateway Core Network Development dated October 1, 2008; and

WHEREAS, the parties desire to amend the Contract to include program timeline changes to the original work under contract and to add Lawful Intercept and Session Border Gateway (SBG) Node deliverables and Signaling Compression (SigComp), Emergency Services Location (ESL) for Europe and High Penetration Alert (HPA) features as well as Support of Hughes Network Systems, LLC Testing;

NOW, THEREFORE, the following changes and/or additions to the Contract are hereby agreed to by the parties:

1.	The Exhibit A-1, Pricing Schedule, attached hereto, is hereby incorporated into the Contract.

2.	The Exhibit B, Termination Liability Schedule, attached hereto, replaces Exhibit B, Termination Liability Schedule of the original Contract.

3.	The Exhibit C, Payment Milestones, attached hereto, replaces Exhibit C, Payment Milestones of the original Contract.

4.
The Exhibit D-1, Statement of Work for Lawful Intercept, SBG Node and Additional Features (SigComp, ESL and HPA) and Support of Hughes Network Systems, LLC in RAN/CN Integration and Test, attached hereto, is hereby incorporated into the Contract.

5.	The Exhibit E-1, Globalstar Core Network Specifications for Lawful Intercept, SBG Node, SigComp, ESL and HPA with APPENDIX A, attached hereto, is hereby incorporated into the Contract.

6.	The Exhibit F-1, Options, attached hereto, attached hereto, is hereby incorporated into the Contract.

7.	With respect to Exhibit D of the original Contract, The list of the nine (9) Core Network sites is hereby amended as follows:

a.	The following sites are deleted: Nicaragua (Mansgua), Venezuela (Los Velasquez) and Puerto Rico (Las Palmas); and

b.	The following sites are added: Brazil (Presidente Prudente), Brazil (Manaus) and Brazil (Petrolina).

8.	With respect to Article 1, Scope of Agreement of the Contract, the Work that Ericsson shall deliver under the Contract is amended to include the additional items and features as set forth above.

9.
With respect to Article 10, Prices and Fees of the Contract, the Total Purchase Price is amended to be a firm fixed-price of Twenty Seven Million Seven Hundred Eighty Five Thousand Four Hundred Eighty Four United States Dollars (US$27,785,484).

Except as amended herein, all terms and conditions of the Contract shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties to this Amendment No. 1 have caused their authorized representatives to execute this Amendment No. 1 as of the Amendment No. 1 Effective Date.

ERICSSON FEDERAL INC.		GLOBALSTAR, INC.

BY:	/s/ Robert A. Walls Jr.	BY:	/s/ William F. Adler

Name: Robert A. Walls Jr.		Name: William F. Adler

Title: Director Government Contracts		Title: Vice President, Legal and Regulatory

Attachments:

Exhibit A-1, Pricing Schedule
[*]
Exhibit B, Termination Liability Schedule
[*]
Exhibit C, Payment Milestones
[*]
Exhibit D-1, Statement of Work
[*]
Exhibit E-1, Specifications
[*]
Exhibit F-1, Options
[*]